Exhibit 10.2

INTELLIA THERAPEUTICS, INC.

2024 INDUCEMENT PLAN

SECTION 1.	GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Intellia Therapeutics, Inc. 2024 Inducement Plan (the “Plan”). The purpose of the Plan is to encourage and enable Intellia Therapeutics, Inc. (the “Company”) to grant equity awards to induce highly-qualified prospective officers and employees who are not currently employed by the Company and its Affiliates to accept employment and provide them with a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company. The Company intends that this Plan be reserved for persons to whom the Company may issue securities without stockholder approval as an inducement pursuant to Rule 5635(c)(4) of the Marketplace Rules of the Nasdaq Stock Market, Inc.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee that is comprised of not less than two Non-Employee Directors who are independent.

“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cause” shall have the meaning set forth in any employment or other service agreement between the Company and a grantee. If a grantee is not party to an employment or other service agreement or the grantee’s employment or other service agreement does not contain a definition of “Cause,” it shall mean (i) the grantee’s dishonest statements or acts with respect to the Company or any affiliate of the Company, or any current or prospective customers, suppliers vendors or other third parties with which such entity does business; (ii) the grantee’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the grantee’s failure to perform his or her assigned duties and responsibilities to the reasonable satisfaction of the Company, which failure continues, in the reasonable judgment of the Company, after written notice given to the grantee by the Company; (iv) the grantee’s gross negligence, willful misconduct or insubordination with respect to the Company or any affiliate of the Company; or (v) the grantee’s material violation of any provision of any agreement(s) between the grantee and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan is approved by the Board.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange or traded on any established market, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Good Reason” shall have the meaning set forth in any employment or other service agreement between the Company and a grantee. If a grantee is not party to an employment or other service agreement or the grantee’s employment or other service agreement does not contain a definition of “Good Reason,” it shall mean (i) a material diminution in the grantee’s base salary except for across-the-board salary reductions similarly affecting all or substantially all similarly situated employees of the Company or (ii) a change by the Company of more than 50 miles in the geographic location at which the grantee provides services to the Company, so long as the grantee provides at least 90 days’ notice to the Company following the initial occurrence of any such event and the Company fails to cure such event within 30 days thereafter.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an “incentive stock option” under Section 422 of the Code.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Sale Event” means (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value, as determined by the Administrator, of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.0001 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right has been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2.	ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a) Administration of Plan. The Plan shall be administered by the Administrator.

(b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii) to determine the number of shares of Stock to be covered by any Award;

(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi) subject to the provisions of Section 5(c) or Section 6(d), as applicable, to extend at any time the period in which Stock Options and Stock Appreciation Rights may be exercised; and

(vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c) Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award, which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(d) Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles of incorporation or by-laws or any directors’ and officers’ liability insurance coverage that may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(e) Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Affiliates operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Affiliates are covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3.	STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 850,000 shares, subject to adjustment as provided in Section 3(b) hereof. For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, extraordinary cash dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation or sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(c) Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. In the event that Awards are assumed, continued or substituted in connection with a Sale Event and a grantee’s employment or other service relationship is terminated without Cause by the Company (or its successor) or the grantee’s employment is terminated by the grantee for Good Reason, in either case in connection with or within 12 months following the Sale Event, (i) except as may otherwise be provided in the relevant Award Certificate, all Awards held by such grantee with time-based vesting, conditions or restrictions shall become fully vested and exercisable or nonforfeitable as of the effective time of such termination, and (ii) all Awards held by such grantee with conditions and restrictions relating to the attainment of performance goals may become vested and exercisable or nonforfeitable in the Administrator’s discretion or to the extent specified in the relevant Award Certificate. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Certificate, all Awards with time-based vesting, conditions or restrictions shall become fully vested and exercisable or nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and exercisable or nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights (provided that, in the case of an Option or Stock Appreciation Right with an exercise price equal to or greater than the Sale Price, such Option or Stock Appreciation Right shall be cancelled for no consideration); or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.

SECTION 4.	ELIGIBILITY

Grantees under this Plan will be such individuals to whom the Company may issue securities without stockholder approval in accordance with Rule 5635(c)(4) of the Marketplace Rules of the Nasdaq Stock Market, Inc., and related guidance thereunder, as selected from time to time by the Administrator in its sole discretion, provided that Awards may not be granted to individuals who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company, in consultation with its legal counsel, has determined that such Awards are exempt from or otherwise comply with Section 409A.

SECTION 5.	STOCK OPTIONS

(a) Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be a Non-Qualified Stock Option, and shall be in such form as the Administrator may from time to time approve.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator deems desirable.

(b) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant (i) to individuals who are not subject to U.S. income tax on the date of grant or (ii) if the Stock Option is otherwise compliant with Section 409A.

(c) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted.

(d) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(e) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Award Certificate:

(i) In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii) Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or

(iv) By a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in the optionee’s stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company or an Affiliate is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

SECTION 6.	STOCK APPRECIATION RIGHTS

(a) Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b) Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant. Notwithstanding the foregoing, Stock Appreciation Rights may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant (i) to individuals who are not subject to U.S. income tax on the date of grant or (ii) if the Stock Appreciation Right is otherwise compliant with Section 409A.

(c) Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(d) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator. The term of a Stock Appreciation Right may not exceed ten years.

SECTION 7.	RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator determines at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.

(b) Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, if any, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award. Unless the Administrator otherwise determines, (i) uncertificated Restricted Shares will be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee will be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c) Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 15 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Affiliates terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from, or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at their original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d) Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

SECTION 8.	RESTRICTED STOCK UNITS

(a) Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Certificate) upon the satisfaction of such restrictions and conditions as determined by the Administrator at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock (or cash, to the extent explicitly provided for in the Award Certificate). Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator determines in its sole discretion in order to comply with the requirements of Section 409A.

(b) Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying the grantee’s Restricted Stock Units, subject to the provisions of Section 10 and such terms and conditions as the Administrator may determine.

(c) Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 15 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Affiliates for any reason.

SECTION 9.	UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee receives shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.	DIVIDEND EQUIVALENT RIGHTS

(a) Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

(b) Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 15 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Affiliates for any reason.

SECTION 11.	TRANSFERABILITY OF AWARDS

(a) Transferability. Except as provided in Section 11(b) below, during a grantee’s lifetime, such grantee’s Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards may be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b) Administrator Action. Notwithstanding Section 11(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee may transfer such grantee’s Stock Options to such grantee’s immediate family members, to trusts for the benefit of such family members or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

(c) Family Member. For purposes of Section 11(b), “family member” means a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d) Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 12.	TAX WITHHOLDING

(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amount received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company or any applicable Affiliate, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state or local taxes of any kind required by law to be withheld by the Company or any applicable Affiliate with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b) Payment in Stock. The Administrator may require the Company’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the grantee. The Administrator may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company or any applicable Affiliate in an amount that would satisfy the withholding amount due.

SECTION 13.	SECTION 409A

Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A. The Company makes no representation that any or all of the payments or benefits described in the Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The grantee shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.

SECTION 14.	TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE.

(a) Termination of Service Relationship. If the grantee’s service relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated the grantee’s service relationship for purposes of the Plan.

(b) For purposes of the Plan, the following events shall not be deemed a termination of employment (or other service relationship):

(i) a transfer to the Company from an Affiliate or from the Company to an Affiliate or from one Affiliate to another; or

(ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 15.	AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall materially and adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(b) or 3(c), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect the repricing of such Awards through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards. Nothing in this Section 15 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).

SECTION 16.	STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator otherwise expressly determines in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 17.	GENERAL PROVISIONS

(a) No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b) Issuance of Stock. To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee at the grantee’s last known address on file with the Company. Uncertificated Stock will be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company has given the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. Any Stock issued pursuant to the Plan will be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations or requirements. The Administrator will have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional shares, or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(d) Stockholder Rights. Until Stock is deemed delivered in accordance with Section 17(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(e) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment or service with the Company or any Affiliate.

(f) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(g) Clawback Policy. A participant’s rights with respect to any Award hereunder shall in all events be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any right that the Company may have under any Company clawback, forfeiture or recoupment policy as in effect from time to time or other agreement or arrangement with a grantee or (ii) applicable law.

SECTION 18.	EFFECTIVE DATE OF PLAN

This Plan shall become effective immediately upon approval by the Board.

SECTION 19.	GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: June 21, 2024

NON-QUALIFIED STOCK OPTION AGREEMENT

UNDER THE INTELLIA THERAPEUTICS, INC.

2024 INDUCEMENT PLAN

Name of Optionee:

Number of Option Shares:

Option Exercise Price per Option Share:

Grant Date:

Vesting Commencement Date:

Expiration Date:

Pursuant to the Intellia Therapeutics, Inc. 2024 Inducement Plan as amended through the date hereof (the “Plan”), Intellia Therapeutics, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.0001 per share, of the Company (the “Option Shares”) specified above at the Option Exercise Price per Share specified above, subject to the terms and conditions set forth herein and in the Plan. This Stock Option has been granted as an inducement pursuant to Rule 5635(c)(4) of the Marketplace Rules of Nasdaq Stock Market, Inc. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1. Vesting Schedule.

(a) No portion of this Stock Option may be exercised until such portion has become exercisable.

(b) Subject to the discretion of the Administrator (as defined in the Plan) to accelerate the exercisability schedule hereunder, this Stock Option will become exercisable (“vest”) as to [33]% of the original Number of Option Shares specified above on the first anniversary of the Vesting Commencement Date specified above, and the remaining Option Shares will vest in [24] substantially equal monthly installments after the first anniversary of the Vesting Commencement Date through the [third] anniversary of the Vesting Commencement Date provided that the Optionee remains in service to the Company or an Affiliate (as defined in the Plan) though the applicable vesting date.

(c) Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date specified above, subject to the provisions hereof and of the Plan.

2. Manner of Exercise.

(a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of the Optionee’s election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

(b) Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iii) by a “net exercise” arrangement pursuant to which the Company will reduce the number of Option Shares issuable upon exercise by the largest whole number of shares with a Fair Market Value (as defined in the Plan) that does not exceed the aggregate exercise price; or (iv) a combination of (i), (ii) and (iii) above. Payment instruments will be received subject to collection.

(c) The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above; (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws; and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock (as defined in the Plan) to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations.

(d) The Option Shares purchased upon exercise of this Stock Option will be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Option Shares unless and until this Stock Option has been exercised pursuant to the terms hereof, the Company or the transfer agent has transferred the shares to the Optionee, and the Optionee’s name has been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Option Shares.

(e) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3. Termination of Service. If the Optionee’s service to the Company and Affiliates is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below. In addition, this Stock Option is subject to the terms and conditions of the Intellia Therapeutics, Inc. Amended and Restated Retirement Policy for Equity Awards, a copy of which is attached hereto as Exhibit A.

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(a) Termination Due to Death. If the Optionee’s service terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Unless otherwise determined by the Administrator, any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b) Termination Due to Disability. If the Optionee’s service terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.

(c) Termination for Cause. If the Optionee’s service terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect.

(d) Other Termination. If the Optionee’s service terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

(e) The Administrator’s determination of the reason for termination of the Optionee’s service shall be conclusive and binding on the Optionee and the Optionee’s representatives or legatees.

4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

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6. Tax Withholding.

(a) Withholding. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by (i) withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due or (ii) causing its transfer agent to sell from the number of shares of Stock to be issued to the Optionee, the number of shares of Stock necessary to satisfy the Federal, state and local taxes required by law to be withheld from the Optionee on account of such transfer.

(b) Acknowledgments. The Optionee acknowledges that the Optionee is responsible for obtaining the advice of the Optionee’s own tax advisors with respect to the Stock Option, and the Optionee is not relying on any statements or representations of the Company or any of its agents with respect to any tax consequences relating to the Stock Option. The Optionee understands that the Optionee (and not the Company) shall be responsible for the Optionee’s tax liability that may arise in connection with the acquisition, vesting and/or disposition of the Option Shares.

(c) Reporting. The Optionee acknowledges and agrees to comply with all necessary reporting obligations in the Optionee’s jurisdiction (in relation to all taxes, social security contributions and any other similar charges) that arise in relation to the Stock Option.

7. No Obligation to Continue Service. Neither the Company nor any Affiliate is obligated by or as a result of the Plan or this Agreement to continue the Optionee in service to the Company or an Affiliate, and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Affiliate to terminate the service of the Optionee at any time.

8. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

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10. Compensation Recovery Policy. The Optionee hereby acknowledges receipt of the Company’s Compensation Recovery Policy, and acknowledges and agrees that this Sock Option and/or the shares of Stock issued upon exercise of this Stock Option may be subject to recoupment under the Company’s Compensation Recovery Policy. Any action by the Company to recover Erroneously Awarded Compensation (as defined in the Compensation Recovery Policy) under the Compensation Recovery Policy from the Optionee shall not be deemed (i) an event giving rise to a right to resign for “good reason”, if applicable, or serve as a basis for a claim of constructive termination under any benefits or compensation arrangement applicable to the Optionee or (ii) to constitute a breach of a contract or other arrangement to which the Optionee is a party.

11. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

INTELLIA THERAPEUTICS, INC.

By:
Name:	John Leonard
Title:	President and Chief Executive Officer

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

PARTICIPANT:

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RESTRICTED STOCK UNIT AWARD AGREEMENT

UNDER INTELLIA THERAPEUTICS, INC.

2024 INDUCEMENT PLAN

Name of Grantee:

Number of Restricted Stock Units:

Grant Date:

Vesting Commencement Date:

Pursuant to the Intellia Therapeutics, Inc. 2024 Inducement Plan, as amended through the date hereof (the “Plan”), Intellia Therapeutics, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units (as defined in the Plan) specified above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Common Stock, par value $0.0001 per share, of the Company (the “Stock”). This Award has been granted as an inducement pursuant to Rule 5635(c)(4) of the Marketplace Rules of NASDAQ Stock Market, Inc.

1. Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the relevant Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) the corresponding shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2. Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains in service to the Company or an Affiliate (as defined in the Plan) through the applicable Vesting Date, as specified in this Paragraph 2; provided that, consistent with Section 2(b) of the Plan, the Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

Vesting Schedule

Incremental Number of Restricted Stock Units Vested	Vesting Date

[33]% of Award	On the [first] anniversary of the Vesting Commencement Date

[33]% of Award	On the [second] anniversary of the Vesting Commencement Date

Remainder of Award	On the [third] anniversary of the Vesting Commencement Date

3. Termination of Service. If the Grantee’s service to the Company and its Affiliates terminates for any reason (including death or disability) prior to the applicable Vesting Date set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of the Grantee’s successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units. In addition, this Award is subject to the terms and conditions of the Intellia Therapeutics, Inc. Amended and Restated Retirement Policy for Equity Awards, a copy of which is attached hereto as Exhibit A.

4. Issuance of Shares of Stock; No Fractional Shares. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such Vesting Date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares. No fractional shares of Stock shall be issued pursuant to this Award.

5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6. Tax Withholding.

(a) Unless otherwise determined by the Administrator, the Company’s tax withholding obligation shall be satisfied in full by an arrangement whereby (i) the Company shall issue to a broker designated by the Company and acting on behalf and for the account of the Grantee a number of shares of Stock resulting from the vested Restricted Stock Units sufficient to satisfy the applicable withholding taxes or other required withholdings which arise in connection with such settlement; provided, that the amount sold does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment, along with any applicable third-party commission (“Sale to Cover”) and (ii) the proceeds of such Sale to Cover shall be remitted to the Company. In the event the proceeds from the Sale to Cover are insufficient to fully satisfy the applicable withholding taxes, the Grantee authorizes withholding from payroll and any other amounts payable to the Grantee, in the same calendar year, and otherwise agrees to make adequate provision through the submission of cash, a check or other valid form of payment accepted by the Company, at its sole discretion, for any sums required to satisfy the remaining applicable withholding taxes. Unless the withholding tax obligations of the Company and/or any Affiliate thereof are satisfied by the Grantee in accordance with this provision, the Company shall have no obligation to issue any shares of Stock on the Grantee’s behalf pursuant to the vesting of the Restricted Stock Units.

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(b) Acknowledgments. The Grantee acknowledges that the Grantee is responsible for obtaining the advice of the Grantee’s own tax advisors with respect to the Award, and the Grantee is not relying on any statements or representations of the Company or any of its agents with respect to any tax consequences relating to the Award. The Grantee understands that the Grantee (and not the Company) shall be responsible for the Grantee’s tax liability that may arise in connection with the acquisition, vesting and/or disposition of the Award or the shares of Stock subject thereto.

(c) Reporting. The Grantee acknowledges and agrees to comply with all necessary reporting obligations in the Grantee’s jurisdiction (in relation to all taxes, social security contributions and any other similar charges) which arise in relation to the Award.

7. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

8. No Obligation to Continue Service. Neither the Company nor any Affiliate is obligated by or as a result of the Plan or this Agreement to continue the Grantee in service to the Company or an Affiliate, and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Affiliate to terminate the service of the Grantee at any time.

9. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its Affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

11. Compensation Recovery Policy. The Grantee hereby acknowledges receipt of the Company’s Compensation Recovery Policy, and acknowledges and agrees that this Award and/or the shares of Stock issued upon settlement of this Award may be subject to recoupment under the Company’s Compensation Recovery Policy. Any action by the Company to recover Erroneously Awarded Compensation (as defined in the Compensation Recovery Policy) under the Compensation Recovery Policy from the Grantee shall not be deemed (i) an event giving rise to a right to resign for “good reason”, if applicable, or serve as a basis for a claim of constructive termination under any benefits or compensation arrangement applicable to the Grantee or (ii) to constitute a breach of a contract or other arrangement to which the Grantee is a party.

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12. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

INTELLIA THERAPEUTICS, INC.

By:
Name:	John Leonard
Title:	President and Chief Executive Officer

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

PARTICIPANT:

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PERFORMANCE-BASED OVERACHIEVEMENT

RESTRICTED STOCK UNIT AGREEMENT

UNDER THE INTELLIA THERAPEUTICS, INC.

2024 INDUCEMENT PLAN

Name of Grantee:

Target Number of PSUs Subject to Overachievement Award:

Grant Date:

Performance Period:

Pursuant to the Intellia Therapeutics, Inc. 2024 Inducement Plan, as amended through the date hereof (the “Plan”), Intellia Therapeutics, Inc. (the “Company”) hereby grants on the date set forth above (the “Grant Date”) an award (the “Award”) of a target number (the “Target Number”) of Performance-Based Restricted Stock Units (the “PSUs”) listed above to the Grantee named above. Each PSU shall relate to one share of Common Stock, par value $0.0001 per share, of the Company (the “Stock”), each as earned, vested and paid as set forth in this Agreement, subject to the terms and conditions set forth in this Agreement and the Plan. This Award has been granted as an inducement pursuant to Rule 5635(c)(4) of the Marketplace Rules of NASDAQ Stock Market, Inc.

1. Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the PSUs have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2. Earning and Vesting of PSUs. The PSUs shall become Earned PSUs (as defined in Exhibit A) and vested following the completion of the performance period (the “Performance Period”) set forth above in accordance with the terms and conditions of Exhibit A hereto, provided that the Grantee remains in service to Company or an Affiliate (as defined in the Plan) through the Vesting Date (as defined in Exhibit A).

3. Termination of Service. Notwithstanding anything to the contrary in any offer letter or employment agreement between the Company and the Grantee, if the Grantee’s service to the Company and its Affiliates terminates for any reason (including death or disability) prior to the Vesting Date, any PSUs that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested PSUs. In addition, except as set forth on Exhibit A, this Award is subject to the terms and conditions of the Intellia Therapeutics, Inc. Amended and Restated Retirement Policy for Equity Awards, a copy of which is attached hereto as Exhibit D.

4. Issuance of Shares of Stock; No Fractional Shares. As soon as practicable following the Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of PSUs that have been earned and vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares. No fractional shares of Stock shall be issued pursuant to the Award and fractional shares shall be disregarded.

5. Incorporation of the Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6. Tax Withholding.

(a) Withholding. Unless otherwise determined by the Administrator, the Company’s tax withholding obligation shall be satisfied in full by an arrangement whereby (i) the Company shall issue to a broker designated by the Company and acting on behalf and for the account of the Grantee a number of shares of such Stock sufficient to satisfy the applicable withholding taxes or other required withholdings which arise in connection with such settlement; provided, that the amount sold does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment, along with any applicable third-party commission (“Sale to Cover”), and (ii) the proceeds of such Sale to Cover shall be remitted to the Company. In the event the proceeds from the Sale to Cover are insufficient to fully satisfy the applicable withholding taxes, the Grantee authorizes withholding from payroll and any other amounts payable to the Grantee, in the same calendar year, and otherwise agrees to make adequate provision through the submission of cash, a check or its equivalent for any sums required to satisfy the remaining applicable withholding taxes. Unless the withholding tax obligations of the Company and/or any Affiliate thereof are satisfied by the Grantee in accordance with this provision, the Company shall have no obligation to issue any shares of Stock on the Grantee’s behalf pursuant to the vesting of the PSUs.

(b) Acknowledgments. The Grantee acknowledges that he or she is responsible for obtaining the advice of the Grantee’s own tax advisors with respect to the Award, and the Grantee is not relying on any statements or representations of the Company or any of its agents with respect to any tax consequences relating to the Award. The Grantee understands that the Grantee (and not the Company) shall be responsible for the Grantee’s tax liability that may arise in connection with the acquisition, vesting and/or disposition of the Award.

(c) Reporting. The Grantee acknowledges and agrees to comply with all necessary reporting obligations in the Grantee’s jurisdiction (in relation to all taxes, social security contributions and any other similar charges) which arise in relation to the Award.

7. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code (as defined in the Plan) as “short-term deferrals” as described in Section 409A of the Code.

8. No Obligation to Continue Service. Neither the Company nor any Affiliate is obligated by or as a result of the Plan or this Agreement to continue the Grantee in service and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Affiliate to terminate the service of the Grantee at any time.

9. Integration. This Agreement constitutes the entire agreement between the parties with respect to the Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its Affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

11. Compensation Recovery Policy. The Grantee hereby acknowledges receipt of the Company’s Compensation Recovery Policy, and acknowledges and agrees that this Award, and/or the shares of Stock issued upon settlement of this Award, may be subject to recoupment under the Company’s Compensation Recovery Policy. Any action by the Company to recover Erroneously Awarded Compensation (as defined in the Compensation Recovery Policy) under the Compensation Recovery Policy from the Grantee shall not be deemed (i) an event giving rise to a right to resign for “good reason”, if applicable, or serve as a basis for a claim of constructive termination under any benefits or compensation arrangement applicable to the Grantee or (ii) to constitute a breach of a contract or other arrangement to which the Grantee is a party.

12. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

[Signature page follows.]

INTELLIA THERAPEUTICS, INC.

By:
Name:	John Leonard
Title:	President and Chief Executive Officer

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

PARTICIPANT:

Signature Page to PSU Award Agreement

EXHIBIT A

A-1

PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT

UNDER THE INTELLIA THERAPEUTICS, INC.

2024 INDUCEMENT PLAN

Name of Grantee:

Target Number of PSUs Subject to Award:

Grant Date:

Performance Period:

Pursuant to the Intellia Therapeutics, Inc. 2024 Inducement Plan, as amended through the date hereof (the “Plan”), Intellia Therapeutics, Inc. (the “Company”) hereby grants on the date set forth above (the “Grant Date”) an award (the “Award”) of a target number (the “Target Number”) of Performance-Based Restricted Stock Units (the “PSUs”) listed above to the Grantee named above. Each PSU shall relate to one share of Common Stock, par value $0.0001 per share, of the Company (the “Stock”), each as earned, vested and paid as set forth in this Agreement, subject to the terms and conditions set forth in this Agreement and the Plan. This Award has been granted as an inducement pursuant to Rule 5635(c)(4) of the Marketplace Rules of NASDAQ Stock Market, Inc.

1. Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the PSUs have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2. Earning and Vesting of PSUs. The PSUs shall become Earned PSUs (as defined in Exhibit A) and vested following the completion of the performance period (the “Performance Period”) set forth above in accordance with the terms and conditions of Exhibit A hereto, provided that the Grantee remains in service to Company or an Affiliate (as defined in the Plan) through the Vesting Date (as defined in Exhibit A).

3. Termination of Service. Notwithstanding anything to the contrary in any offer letter or employment agreement between the Company and the Grantee, if the Grantee’s service to the Company and its Affiliates terminates for any reason (including death or disability) prior to the Vesting Date, any PSUs that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested PSUs. In addition, this Award is subject to the terms and conditions of the Intellia Therapeutics, Inc. Amended and Restated Retirement Policy for Equity Awards, a copy of which is attached hereto as Exhibit C.

4. Issuance of Shares of Stock; No Fractional Shares. As soon as practicable following the Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of PSUs that have been earned and vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares. No fractional shares of Stock shall be issued pursuant to the Award and fractional shares shall be disregarded.

5. Incorporation of the Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6. Tax Withholding.

(a) Withholding. Unless otherwise determined by the Administrator, the Company’s tax withholding obligation shall be satisfied in full by an arrangement whereby (i) the Company shall issue to a broker designated by the Company and acting on behalf and for the account of the Grantee a number of shares of such Stock sufficient to satisfy the applicable withholding taxes or other required withholdings which arise in connection with such settlement; provided, that the amount sold does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment, along with any applicable third-party commission (“Sale to Cover”), and (ii) the proceeds of such Sale to Cover shall be remitted to the Company. In the event the proceeds from the Sale to Cover are insufficient to fully satisfy the applicable withholding taxes, the Grantee authorizes withholding from payroll and any other amounts payable to the Grantee, in the same calendar year, and otherwise agrees to make adequate provision through the submission of cash, a check or its equivalent for any sums required to satisfy the remaining applicable withholding taxes. Unless the withholding tax obligations of the Company and/or any Affiliate thereof are satisfied by the Grantee in accordance with this provision, the Company shall have no obligation to issue any shares of Stock on the Grantee’s behalf pursuant to the vesting of the PSUs.

(b) Acknowledgments. The Grantee acknowledges that he or she is responsible for obtaining the advice of the Grantee’s own tax advisors with respect to the Award, and the Grantee is not relying on any statements or representations of the Company or any of its agents with respect to any tax consequences relating to the Award. The Grantee understands that the Grantee (and not the Company) shall be responsible for the Grantee’s tax liability that may arise in connection with the acquisition, vesting and/or disposition of the Award.

(c) Reporting. The Grantee acknowledges and agrees to comply with all necessary reporting obligations in the Grantee’s jurisdiction (in relation to all taxes, social security contributions and any other similar charges) which arise in relation to the Award.

7. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code (as defined in the Plan) as “short-term deferrals” as described in Section 409A of the Code.

8. No Obligation to Continue Service. Neither the Company nor any Affiliate is obligated by or as a result of the Plan or this Agreement to continue the Grantee in service and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Affiliate to terminate the service of the Grantee at any time.

9. Integration. This Agreement constitutes the entire agreement between the parties with respect to the Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its Affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

11. Compensation Recovery Policy. The Grantee hereby acknowledges receipt of the Company’s Compensation Recovery Policy, and acknowledges and agrees that this Award, and/or the shares of Stock issued upon settlement of this Award, may be subject to recoupment under the Company’s Compensation Recovery Policy. Any action by the Company to recover Erroneously Awarded Compensation (as defined in the Compensation Recovery Policy) under the Compensation Recovery Policy from the Grantee shall not be deemed (i) an event giving rise to a right to resign for “good reason”, if applicable, or serve as a basis for a claim of constructive termination under any benefits or compensation arrangement applicable to the Grantee or (ii) to constitute a breach of a contract or other arrangement to which the Grantee is a party.

12. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

[Signature page follows.]

INTELLIA THERAPEUTICS, INC.

By:
Name:	John Leonard
Title:	President and Chief Executive Officer

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

PARTICIPANT:

Signature Page to PSU Award Agreement

EXHIBIT A

A-1